CONTINGENT LIABILITIES, GUARANTEES, COMMITMENTS AND CHARGES	12 Months Ended
Dec. 31, 2021
Disclosure of contingent liabilities [abstract]
CONTINGENT LIABILITIES, GUARANTEES, COMMITMENTS AND CHARGES [Text Block]
NOTE 16:-	CONTINGENT LIABILITIES, GUARANTEES, COMMITMENTS AND CHARGES

Legal proceedings:

a.
On August 19, 2019, a motion was filed for approval of a class action (the “Motion”) against 17 companies (the “Companies”) operating in the field of medical cannabis in Israel, including Focus. The applicant’s argument is that the Companies did not accurately mark the concentration of active ingredients in their products. The personal suit sum for every class member stands at NIS 15,585 ($5,900) and the total amount of the class action suit is estimated at NIS 686,000 ($259,000). On June 2, 2020, the Companies submitted their response to the Motion. The Companies argue in their response that the threshold conditions for approval of a class action were not met, since there is no reasonable possibility that the causes of action in the Motion will be decided in favor of the class group. On July 3, 2020, the applicant submitted his response to the Companies’ response. On July 5, 2020 the applicant was absent from the hearing. As a result, on July 23, 2020, the Companies filed an application for a ruling of expenses, which received a response from the applicant on August 12, 2020, asking to decline this request. On September 21, 2020, the court ruled that the applicant would pay the Companies’ expenses amount of NIS 750. On July 14, 2021 a hearing was held. The court recommended the parties to negotiate independently to avoid litigation, and if negotiations fail, then to begin mediation proceedings. The parties agreed to follow the court’s recommendations, though the negotiations between the parties have not yet begun. On November 3, 2021 the court ruled the parties will file an update regarding the mediation procedure, in 30 days. The parties conducted unsuccessful negotiations and are now waiting for a court decision regarding the continuation of the proceedings.

At this preliminary stage, based on the opinion of its legal counsel, Focus’ management cannot assess the chances of approval of the Motion nor the chances of the claims under the Motion being accepted if the Motion is approved. Therefore, no provision has been recorded in respect thereof.

b.
On October 6, 2019, Focus received a decision regarding a petition that was filed against the MOH, concerning the new regulatory framework of the cannabis market and demanding that the court resolve as follows:

•	that the MOH immediately suspend the implementation of the new regulation that harms, disproportionally, the medical cannabis patients;

•	that the implementation of the new regulation, as is, would cause violation of constitutional rights of the medical cannabis patients; and

•	that the MOH amend the flaws of the new regulation, prior to becoming effective, and to establish new regulations regarding labeling and use of pesticides.

According to the decision, Focus was attached to the proceedings and filed its response on November 12, 2019.

On March 8, 2020, the court decided to extend the validity of the interim injunction, so that the medical cannabis use licenses, which were extended under the decision, would continue to be valid until May 15, 2020, or 10 days after the date the MOH comes to a conclusion regarding the price control of medical cannabis products, whichever comes first, subject to another court decision.

The court also decided that if a further extension of the period of the interim injunction is granted beyond May 15, 2020, to the extent required, it would be subject to medical surveillance by the attending physician, that his details of which were included in the patient’s existing use license.

On October 29, 2020, the respondents represented by the State Attorney’s Office filed an update notice stating that the Appeals Committee unanimously decided against imposing price controls on medical cannabis products and that the Prices Committee would hold a follow-up hearing in four months. The respondents also requested to update the Court again in two months.

On November 25, 2020, the petitioner submitted their response to the respondents’ update notice.

On March 25, 2021, the respondents represented by the State Attorney’s Office filed an updating notice stating that the Prices Committee had come to a decision against imposing price controls on medical cannabis products. However, the Prices Committee announced that it will issue a request for information to the corporations engaged in the medical cannabis market and assess the market every six months. Following the aforementioned, the respondents represented by the State Attorney’s Office believe that the appeal should be rejected and the interim injunction should be canceled. On April 13, 2021, three of the respondents filed a response to the court, requesting to reject the appeal and to cancel the interim injunction.

On April 25, 2021, the petitioner filed a response to the update notice to the court, objecting to the position of the respondents represented by the State Attorney’s Office, requesting the court to resolve as requested in the petition and grant the requested remedies to the petitioner. On July 6, 2021, the petitioner filed an urgent request to the court, to issue orders to the respondents represented by the State Attorney’s Office, to request information from corporations engaged in the medical cannabis market in order to continue the examination of the market, according to the Prices Committee’s announcement mentioned above, and requested the court to reschedule the hearing set to occur on September 19, 2021, to an earlier date. The petitioner’s request was rejected by the court on July 7, 2021, and on September 19, 2021, a hearing was held. On November 16, 2021 the Supreme court of Israel ruled that motion will be deleted and interim injunction will be expired after 10 days. Following a request submitted by the petitioner on November 15, 2021, the Supreme court of Israel determined that the interim injunction will extend until March 1, 2022. Further requests submitted for an extension of the interim injunction were denied.

c.
On July 11, 2021, the Company was informed that a claim (the “Construction Proceedings”) was filed by the municipal committee presiding over planning and construction in southern Israel (the “Construction Committee”) against Focus, Focus’ directors and officers, and certain landowners, including Oren Shuster and Rafael Gabay, claiming for inadequate permitting for construction relating to the Focus Facility (“Construction Allegations”). A hearing was set to June 13, 2022.

At this preliminary stage, based on the opinion of its legal counsel, Focus’ management cannot assess the chances of the claim advancing or the potential outcome of the Construction Proceedings.